                                                                   EXHIBIT 10.31


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
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The rights of Lessor under this Lease, and in the Aircraft     NOTICE IS HEREBY GIVEN THAT THIS LEASE IS SUBJECT TO
covered hereby, have been assigned to and are subject to       ARBITRATION AS CONTEMPLATED IN THE SOUTH CAROLINA
a security interest in favor of Bank of America, National      UNIFORM ARBITRATION ACT, SOUTH CAROLINA CODE OF LAWS
Association or its assigns. Reference is made to Section       SECTIONS 15-48-10 ET SEQ., AS AMENDED.
25 of this Lease concerning the effect of transfer of
possession of certain counterparts hereof.
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                            AIRCRAFT LEASE AGREEMENT

         THIS AIRCRAFT LEASE AGREEMENT is entered into as of the 1st day of March, 2001 (together with any schedules, amendments and supplements hereto and thereto, called this "Lease"), among W-II INVESTMENTS, INC., a South Carolina corporation having an address at P.O. Box 10084, Greenville, SC 29603 ("Lessor"), NETZEE, INC., a Georgia corporation having its principal place of business at 6190 Powers Ferry Road, Atlanta, GA 30339 ("Netzee"), THE INTERCEPT GROUP, INC., a Georgia corporation having its principal place of business at 3150 Holcomb Bridge Road, Norcross, GA 30071 ("InterCept"), NELSON MULLINS RILEY & SCARBOROUGH, LLP, a South Carolina limited liability partnership having its principal place of business at 1330 Lady Street, Third Floor, Columbia, SC 29201 ("NMRS"), DONNY R. JACKSON, a Georgia resident having an address at 6190 Powers Ferry Road, Atlanta, GA 30339 ("Jackson"), GLENN W. STURM, a Georgia resident having an address at 4549 Harris Trail, Atlanta, GA 30327 ("Sturm"), and JOHN W. COLLINS, a Georgia resident having an address at 5025 River Lake Drive, Duluth, GA 30097 ("Collins"; Netzee, InterCept, NMRS, Jackson, Sturm and Collins being called herein individually a "Lessee" and collectively the "Lessees").

         WHEREAS, Lessor is the owner of that 1978 Cessna Citation 501 airframe and those Pratt & Whitney aircraft engines each described in Lease Supplement No. 1 annexed hereto ("Airframe" and "Engines" respectively, such Airframe and Engines called herein collectively the "Aircraft"), together with the "Equipment" (as defined in Lease Supplement No. 1), and Lessees desire to lease and hire the Aircraft from Lessor and Lessor desires to lease and let the Aircraft to Lessees;

         NOW THEREFORE, in consideration of the foregoing and of the mutual promises herein set forth, the parties hereto do hereby agree as follows:

         1. LEASE OF AIRCRAFT AND EQUIPMENT. Upon and subject to all of the terms and provisions contained herein, Lessor agrees to lease and let to Lessees, and Lessees acting jointly (except as hereinafter otherwise provided) agree to lease and hire from Lessor the Aircraft and the Equipment (collectively called herein the "Leased Property").

         2. TERM. The term of this Lease (the "Term") shall commence on the date (the "Acceptance Date") on which the Aircraft is accepted by each Lessee under this Lease as evidenced by such Lessee's execution and delivery of Lease Supplement No. 1, and shall continue thereafter (a) for an interim term commencing on the Acceptance Date (if the Acceptance Date is not the first day of a month) and expiring on the last day of the month in which the Acceptance Date occurs, and (b) for a basic term on a month-to-month basis (the "Basic Term") following the interim term, until terminated upon not less than 30 days' notice from one party to the others in the manner set forth in this Agreement. Termination by any Lessee shall be effective only as to such Lessee.


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         3.       RENT.

                  (a) Except as otherwise provided in Section 12(b) below, each Lessee shall pay to (or as directed in writing by) Lessor base periodic rent for the Aircraft (the "Base Rent") in the amount of $1,100.00 per flight hour of such Lessee's use of the Aircraft during the Term, as such hours shall be indicated in the Aircraft's flight logs and in Lessee's records, payable on the tenth (10th) day following receipt of monthly invoice.

                  (b) If any rent payment or other charge owed by any Lessee hereunder is not received by Lessor within five (5) business days of the date it is due, such Lessee, upon demand, shall pay a late charge of 1.5% per month (but not exceeding the lawful maximum, if any) on all such delinquent amounts.

                  (c) As used in this Agreement, the term "rent" shall refer to the Base Rent unless the context otherwise requires, in which case the term shall include, without limitation, any other sums due hereunder.

         4.       DELIVERY AND RETURN.

                  (a) The Aircraft and Equipment shall be made available to Lessees for delivery and acceptance on or about March 1, 2001, at Greenville Downtown Airport, Greenville, South Carolina, or any other mutually agreeable location. At such time, the Aircraft (i) shall be current with respect to a maintenance program approved by the Federal Aviation Administration ("FAA") and the Aircraft manufacturer, (ii) shall have engines installed thereon which are current with respect to a maintenance program approved by the FAA and the Engine manufacturer, (iii) shall be duly certificated as an airworthy aircraft by the FAA, (iv) shall have an unexpired FAA Standard Airworthiness Certificate and (v) shall have all systems in working order; and the Equipment shall be in good operating order and condition and compliant with all applicable requirements of the FAA.

                  (b) Lessees shall return the Aircraft, at the expiration or other termination of the Term, at the Primary Hangar Location (hereinafter defined), and shall deliver to Lessor all logs, manuals and data, and records of inspection, modification and overhaul required to be maintained under all applicable rules and regulations of the FAA. At the time of such return, the Aircraft and the Equipment shall be free and clear of all liens, except liens placed thereon by or through Lessor.

                  (c) At the time of such return, the Aircraft shall be clean by corporate aircraft standards, shall have installed the full complement of engine and other equipment, parts and accessories and loose equipment as is normally installed in the Aircraft, and in general shall be in as good condition as when delivered to Lessee hereunder, and free of damage or excessive wear and tear to the extent not caused by Lessor or those for whom Lessor is responsible. At Lessor's request, Lessees shall pay for an inspection of the Aircraft prior to its return and all other expenses for delivery and return of the Aircraft. Such inspection shall take place at a site selected by Lessor and acceptable to Lessees. Prior to return, Lessor, at its discretion, may perform an interscope/borescope inspection of the Engines and the auxiliary power unit.

         5. LOCATION OF THE AIRCRAFT. During the Term, the Aircraft shall be permanently based at an airport in Greenville, South Carolina or such other location or locations as the parties may agree (the "Primary Hangar Location") and shall be kept in an enclosed hangar facility at the Primary Hangar Location at all times when not in use unless the Aircraft is away from such Primary Hangar Location. Lessees covenant that they shall not make any change in the Primary Hangar Location without Lessor's prior written consent, which consent shall not be unreasonably withheld.


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         6.       USE AND POSSESSION.

                  (a) Except as may be otherwise required for the fulfillment of Lessor's maintenance obligations under this Lease, the Lessees will have the possession and use of the Aircraft at all times during the Term and will have operational control thereof within the meaning of the Federal Aviation Regulations, Title 14, Code of Federal Regulations, in effect from time to time (the "FAR").

                  (b) All requests for the scheduling of flights shall be submitted in writing by the respective Lessees to a scheduling manager appointed by them. Lessees agree that upon not less than four (4) hours' prior notice to the scheduling manager of the Aircraft, any Lessee may reserve the use of the Aircraft on a "first-come, first-served" basis. Lessor shall have no right or obligation to arrange for any scheduling or flights of the Aircraft or to provide for the compensation of the Lessees' scheduling manager or pilots.

                  (c) At all times during the Term, the Aircraft shall be operated as a normal transport category aircraft within the meaning of the FAR.

                  (d) The Aircraft will not be operated or located in (i) any area excluded from coverage by the terms of applicable insurance or (ii) any recognized or threatened area of hostilities, unless fully covered to Lessor's satisfaction by war risk insurance or where the Government of the United States of America has assumed liability for any damage, loss, destruction or failure to return possession of the Aircraft, and for injury to persons or damage to property of others. The predominant use of the Aircraft in any calendar year shall be within the United States; however, the Aircraft may be temporarily operated outside the United States in any area of the world in which use of the Aircraft is not prohibited by the United States Government and would not impair or invalidate any of the Aircraft's insurance coverage.

                  (e) Lessees shall comply with the laws in force from time to time in any jurisdiction which may be applicable to the Aircraft or so far as concerns the use and operation of the Aircraft or an owner or operator thereof; will not use the Aircraft in any manner contrary to any recommendation of the manufacturers of the Aircraft or any Engine or part, or any recommendation or regulation of the FAA or for any purpose for which the Aircraft is not designed or reasonably suitable. Lessees shall not operate, maintain or otherwise use the Aircraft in any manner which would breach or violate any provision of any Loan Agreement or Security Agreement between Lessor as debtor and any lender as Secured Party, as the same may be modified or amended from time to time.

         7. PILOT. Lessees shall cause the Aircraft to be operated by and under the control of at least one duly qualified and type-rated pilot, who shall be properly qualified for the operation of the Aircraft in accordance with the provisions of the FAR. In addition, all pilots for the Aircraft shall meet the qualifications set forth in this Lease, in any relevant Operations Manual relating to flight crew qualifications, as amended from time to time, and in the provisions of all insurance policies covering the Aircraft; and shall be approved to operate the Aircraft by all insurers thereof. In the event of any conflict between this Lease and such Manual, this Lease shall control; provided, however, that any change or amendment which has the effect of reducing or eliminating existing qualifications in such Manual shall not be effective with respect to the Aircraft without Lessor's express prior written consent.

         8. CLAIMS AND INDEMNIFICATION. Each Lessee shall indemnify, defend and hold harmless Lessor, its directors, officers, agents and employees (collectively the "Lessor Indemnitees") from and against any and all liabilities, obligations, losses, damages, costs, penalties, claims, actions and expenses, including reasonable attorneys' fees, of whatever kind and nature (collectively herein "Claims"), to the extent Claims are imposed on, incurred by or asserted against the Lessor Indemnitees or any of them as a result of the possession, control, operation or use of the Aircraft by or through such Lessee during the Term, or any material breach by such Lessee of his or its obligations set forth in this Lease. Lessor shall


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indemnify, defend and hold harmless Lessees, their directors, officers, agents and employees (collectively the "Lessee Indemnitees") from and against any and all Claims of whatever kind and nature, imposed on, incurred by or asserted against the Lessee Indemnitees or any of them to the extent resulting from any material breach by Lessor of its obligations set forth in this Lease. The obligations contained in this Section 8 shall survive the expiration or other termination of this Lease.

         9. LIMITATION OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH HEREIN, LESSOR, BEING NEITHER THE MANUFACTURER OF THE LEASED PROPERTY NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO: THE AIRWORTHINESS, CONDITION, DESIGN, QUALITY OR CAPACITY OF THE LEASED PROPERTY, THE MERCHANTABILITY OF THE LEASED PROPERTY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE WORKMANSHIP IN THE LEASED PROPERTY; COMPLIANCE OF THE LEASED PROPERTY WITH THE REQUIREMENTS OF ANY LAW, ORDER, RULE, REGULATION, SPECIFICATION OR CONTRACT PERTAINING THERETO; NONINTERFERENCE WITH LESSEE'S USE OR POSSESSION; PATENT INFRINGEMENT; OR LATENT DEFECTS. Lessor agrees that it will take all reasonable steps to enforce any warranties of any manufacturer of the Leased Property for the benefit of Lessor and Lessees as their respective interests may appear. Lessees agree to provide reasonable cooperation to Lessor in Lessor's efforts to enforce the same.

         10. REPRESENTATIONS AND WARRANTIES OF LESSEES. Each respective Lessee, with respect only to himself or itself alone and not jointly with any other Lessee, hereby represents and warrants to and agrees with Lessor that on the date hereof, and at all times during the Term:

                  (a)      (1)      Netzee is a corporation duly organized and
existing in good standing under the laws of the State of Georgia and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which such qualification is required;

                           (2)      InterCept is a corporation duly organized
and existing in good standing under the laws of the State of Georgia and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which such qualification is required;

                           (3)      NMRS is a limited liability partnership duly
organized and existing in good standing under the laws of the State of South Carolina and is duly qualified as a foreign business entity in good standing in each jurisdiction in which such qualification is required;

                           (4)      Jackson is an individual of full age and a
resident of Georgia;

                           (5)      Sturm is an individual of full age and a
resident of Georgia; and

                           (6)      Collins is an individual of full age and a
resident of Georgia.

                  (b) Lessee is, and will continue to be, a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Transportation Code of 1994; has the power and authority to carry on his or its business as currently conducted; and has full power and authority to lease property and to enter into and perform his or its respective obligations under this Lease and Lease Supplement No. 1 delivered hereunder.

                  (c) This Lease and the other documents contemplated herein constitute the duly authorized, legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with


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their respective terms, except as such enforceability may be limited by bankruptcy, insolvency and similar laws affecting creditors' rights generally.

                  (d) Lessee will perform its or his obligations hereunder in accordance with all applicable laws, ordinances, orders, rules and regulations of the FAA and all Federal, state and/or local and foreign governments, including, without limitation, the provisions thereof relating to wages, hours, collective bargaining and employment practices, provided that failure by Lessee to comply with the foregoing shall not constitute an event of default hereunder if such failure does not materially adversely affect the operation, safety or maintenance of the Aircraft or subject Lessor or Lessor's aircraft manager to any liability, claim or violation (other than a technical or de minimis liability, claim or violation).

                  (e) Lessee holds all material permits, licenses, orders and approvals of all United States Federal, state and local and all foreign governmental regulatory bodies required for it to carry on its business and operations as currently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened. None of such permits, licenses, orders and approvals will be materially adversely affected by the consummation of this Lease.

                  (f) There are no actions or proceedings pending or threatened before any court or commission, board or other administrative agency against or affecting the Lessee, which, if adversely determined, would have a material, adverse effect on the ability of Lessee to fulfill its or his obligations under this Lease.

                  (g) No regulatory actions and no investigations by the FAA are in progress, pending or threatened against or with respect to Lessee or any of its or his affiliates. Lessee shall promptly inform Lessor about, and promptly provide Lessor a copy of, all communications received by Lessee from the FAA regarding the Aircraft which relate to safety, and of any final decision or order which relates to safety issued by the FAA imposing a penalty or fine on Lessee or requiring it or him to take any remedial action.

                  (h) Each pilot-in-command provided by or for Lessee hereunder shall be duly type-rated for Cessna Citation aircraft and properly qualified, tested and trained pursuant to FAR Part 61, Subparts A and B and current under FAR Section 61.57.

         11. REPRESENTATIONS AND WARRANTIES OF LESSOR. Lessor represents and warrants to and agrees with Lessees as follows:

                  (a) Authorized and Binding Obligations. This Lease and the other documents contemplated herein constitute the duly authorized, legal, valid and binding obligations of Lessor enforceable against Lessor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency and similar laws affecting creditors' rights generally.

                  (b) Due Organization. Lessor is a corporation duly organized and validly existing in good standing under the laws of the State of South Carolina, is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which such qualification is required, is, and will continue to be, a "citizen of the United States" within the meaning of
Section 40102(a)(15) of the Transportation Code of 1994, has the power and authority to carry on its business as currently conducted and has full power and authority to own property and to enter into and perform its respective obligations under this Lease and Lease Supplement No. 1 delivered hereunder.

                  (c) No Government Approvals. No consent or approval of, giving of notice to, registration with or other action in respect of or by any federal, state or local authority is required with


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respect to Lessor's execution and delivery of this Lease or consummation of the transactions contemplated hereby, or if any such consent, approval, giving of notice or registration is required, it has been duly given or obtained not later than the date hereof.

         12.       AIRCRAFT OPERATION AND MAINTENANCE.

                  (a) Operational Control; Lessees' Operating Expenses. Except as may be otherwise required for the fulfillment of Lessor's maintenance obligations under this Lease, during the Term, Lessees will be in operational control of the Aircraft at all times hereunder and shall be responsible for its possession and use. As between Lessees and Lessor, Lessees shall bear all costs and expenses of flight crew compensation and employee benefits; all landing and customs fees and related charges; all hangar and storage charges away from the Primary Hangar Location; any fines, fees or penalties to the extent arising directly or indirectly out of Lessees' use or operation of the Aircraft; and any costs of Aircraft maintenance to the extent caused by Lessee's negligence or misuse.

                  (b) Required Maintenance; Lessor's Operating Expenses. Notwithstanding the foregoing, Lessor at its expense shall pay, or shall reimburse Lessee for, all fuel and consumables, all scheduled maintenance procedures, either calendar or hourly, on the Airframe and Engine, all manufacturer's ASC's (Aircraft Service Changes) both recommended and mandatory, CB's (Customer Bulletins) both recommended and mandatory, ACB's (Alert Customer Bulletins) and Recurrent Mandatory Bulletin Compliance and all FAA-approved manufacturer's service bulletins (SB's) and FAA Airworthiness Directives (AD's) during the Term, including parts, labor and inspection costs; provided that any Lessee may elect to fuel the Aircraft at its own expense for any flight in the Aircraft, in which event the rent payable by such Lessee for such flight pursuant to Section 3 shall be $700.00 per hour if such Lessee provides to Owner adequate documentary evidence of Lessee's fuel purchase. Expenses of Airframe and Engine inspections required by the Aircraft's scheduled maintenance program and any Engine maintenance program shall be paid by Lessor.

                  (c) Airworthiness. Except as otherwise provided herein, Lessor further agrees to keep the Aircraft fully operational, duly certified and in airworthy condition at all times during the Term, and to keep the Aircraft in mechanical condition adequate to comply with all regulations of the FAA and any other federal, state or local governing body, domestic or foreign, having jurisdiction over the maintenance, use or operation of the Aircraft. All replacement parts supplied by Lessor shall be of the type approved by the manufacturer and shall be in at least as good operating condition as and shall have a value and utility at least equal to those generally required of the Aircraft hereunder.

                  (d) Inspections. Lessor shall be responsible for causing the Aircraft to be inspected at regular intervals by qualified experts of its choice and to immediately correct, repair or replace any dangerous condition, malfunction or worn part which may be discovered at such time. Lessees shall cooperate with Lessor in making the Aircraft available to Lessor for such inspections. Except as otherwise provided in Subsection (a), Lessor shall be responsible for and shall pay the cost of any Engine overhaul maintenance required during the Term at a mutually agreeable facility located in the continental United States.

                  (e) U.S. Registration. Lessor shall maintain the registration of the Aircraft with the FAA in the name of Lessor and reflecting the respective interests of any lender, if required by such lender, and shall not do or suffer to be done anything which might adversely affect such registration. Lessees shall take no action inconsistent with the actions of Lessor or any other person to cause the Aircraft to be duly registered under the laws of the United States of America at all times in the name of the Lessor. Lessees shall not do or permit to be done any act which might cause the Aircraft to be ineligible for registration with the FAA, subject to Lessor and any lender extending their cooperation to Lessees in connection


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therewith and subject to Lessor remaining a "citizen of the United States" as defined in Section 40102(a)(15) of the Transportation Code of 1994.

                  (f) Parts Replacement. Lessor, at its own cost and expense, will promptly replace all parts which are installed in or attached to the Aircraft which from time to time may become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason except misuse by a Lessee. In the ordinary course of maintenance and repair of the Aircraft, Lessor may remove any parts and at its own cost and expense repair and reinstall or replace such parts as promptly as practicable. All replacement parts shall comply with the relevant regulations of all governmental bodies having jurisdiction over Lessor or the Aircraft; and shall be in as good operating condition as and shall have value, utility and remaining useful life at least equal to the parts replaced, assuming the same were in the condition required by this Lease.

         13. LESSOR INSPECTION. Lessor or its designee shall have the right to inspect the Aircraft and its records from time to time during normal business hours. Upon Lessor's request, Lessees shall advise Lessor of the Aircraft's location and, within a reasonable time, shall furnish Lessor with all information, logs, documents and records regarding or with respect to the Aircraft and its use, maintenance or condition.

         14.       RISK OF LOSS; INSURANCE.

                  (a) Risk of Loss. Except to the extent the same shall arise from the negligence or misconduct of Lessor or those for whom the Lessor is responsible, Lessees during the Term assume and shall bear the entire risk of loss of the Aircraft or any part thereof; and in the event of the loss, destruction, damage beyond economical repair, theft, disappearance, confiscation or requisition by governmental authority (extending beyond the end of the Term) of the Aircraft, Lessees shall pay to Lessor the Lessor's Cost of the Aircraft as set forth in Lease Supplement No. 1, after which Lessor shall provide to Lessees (subject to the rights and requirements of insurance underwriters) its bill of sale for the Aircraft, together with its assignment of any proceeds of property insurance, and this Lease shall thereupon terminate.

                  (b) Public Liability and Property Damage Insurance. Lessor, at its expense, shall provide public liability insurance (including, without limitation, contractual liability and passenger legal liability insurance) with respect to the Aircraft, which insurance shall be of the type usually carried by corporations and persons engaged in the same or a similar business, similarly situated with Lessees, and owning or operating similar aircraft and engines or aircraft of equivalent size and which covers risks of the kind customarily insured against by such corporations and persons, and cargo liability insurance with respect to the Aircraft and cargo it carries, such insurance to be in amounts not less than $50,000,000.00 for any single occurrence and with such recognized insurers as are reasonably acceptable to Lessees.

                  (c) Insurance Against Loss of or Damage to the Aircraft. Lessor, at its expense, shall provide all-risk aircraft hull insurance covering the Airframe and all-risk property insurance coverage with respect to each Engine (including, without limitation, foreign object damage), and further including all such insurance coverages required on any loaner engine(s) or parts while the originals are removed from the Aircraft, whether such Aircraft or Engine(s) are or are not in flight (including, without limitation, war risk insurance), which insurance shall at all times while the Aircraft is subject to this Lease be for an amount not less than the Lessor's Cost indicated in Lease Supplement No. 1.

                  (d) Evidence. On or prior to the Acceptance Date, Lessor on request of Lessees shall provide to Lessees an original certificate evidencing that the insurance required by this Lease is in full force and effect.


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

                  (e) Persons Interested. All policies of liability insurance shall name Lessor as named insured and shall name Lessees, any lender and any permitted sublessees as additional insureds; and all policies of hull insurance shall name Lessor and any lender having an interest in the Aircraft as loss payees as their interests may appear.

         15. LIENS. Lessees will not directly or indirectly create, incur, assume or suffer to exist any liens, privileges, security interests or other encumbrances ("Liens") on or with respect to the Aircraft or any part thereof, the Lessor's title thereto or any interest of Lessor therein (and Lessees will promptly, at their own expense, take such action as may be necessary to duly discharge any such Lien), except (a) the respective rights of Lessor and Lessees as herein provided, (b) liens created or imposed by Lessor or those for whom it is responsible, (c) liens for taxes incurred by Lessees either not yet due or being contested by Lessees in good faith (and for the payment of which, in Lessor's sole judgment, adequate provision has been made) with due diligence and by appropriate proceedings, and provided counsel for Lessor shall have determined that the non-payment of such tax or the contest of such payment in such proceedings does not, in the sole opinion of such counsel, adversely affect the title, property or rights of Lessor, and (d) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like liens arising in the ordinary course of business of Lessees and not delinquent.

         16. TAXES. Lessees agree to pay and to indemnify Lessor for, and hold Lessor harmless from and against, all sales, use, leasing, lease use, excise, value added, landing and airport use taxes in connection with this Lease or the use or possession of the Aircraft hereunder, together with any penalties, fines or interest thereon. Lessor shall file and pay directly to tax collecting authorities any applicable personal property or ad valorem taxes relating to the Aircraft; provided however, that the Basic Rent shall be subject to increase to the extent of any increase in such taxes resulting from changes in law, tax rates or tax assessments, or change of the Primary Hangar Location. The obligations contained in this Section 16 shall survive the expiration or other termination of this Lease.

         17.       EVENTS OF DEFAULT AND REMEDIES.

                  (a) Any of the following shall constitute an event of default by Lessor under this Lease: (1) Lessor fails to perform any of its obligations under this Lease and such failure shall continue for five (5) business days after receipt by Lessor of notice thereof from a Lessee; or (2) Lessor takes any material action to prevent or hinder the performance by Lessees of any of their obligations under this Lease. If any such event of default shall have occurred and be continuing, Lessees shall have the right to terminate this Lease immediately by notice to Lessor and to pursue any other remedy available to Lessees at law or in equity.

                  (b) Any of the following shall constitute an event of default by a Lessee under this Lease: (1) Lessee fails to perform any of his or its obligations under this Lease and such failure shall continue for five (5) days after receipt by Lessee of written notice of such failure from Lessor, or
(2) Lessee shall cease (if applicable) to do business as a going concern, shall engage in an assignment for the benefit of its creditors, shall seek relief for itself under any bankruptcy, insolvency or similar law or shall suffer a petition to be filed seeking relief against it under such a law and such petition shall remain undismissed for 60 days, or (3) any representation or warranty by Lessee contained in this Lease or given in connection herewith shall prove to be untrue. If any such event of default shall have occurred and be continuing, Lessor shall have the right to repossess the Aircraft and Equipment without further demand, notice or court order, or other process of law; the right to recover all amounts of Basic Rent and other amounts payable hereunder which shall be due and unpaid; and the right to terminate this Lease immediately. Exercise by Lessor of any one or more of the rights specified above shall not prejudice Lessor's right to pursue any other remedy available to Lessor at law or in equity.


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

                  (c) No right or remedy herein conferred upon or reserved to either party is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder or now or hereafter existing. The failure of Lessor to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Receipt by Lessor of any rents or any other amounts payable by a Lessee hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach (other than the prior failure to pay such rent or any other amounts payable by Lessee), and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of Lessor. Lessor shall be entitled, to the extent permitted by law, to injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, and to a decree compelling observance or performance of any provision of this Lease, and to any other legal or equitable remedy.

         18. LESSOR'S RIGHT TO ASSIGN AND SUBCONTRACT. It is understood that Lessor may sell, assign or pledge its rights in this Lease, the Leased Property or both without providing notice to or obtaining the consent of Lessees. In such event, Lessees shall at Lessor's request and by instrument satisfactory to Lessor, consent to a collateral assignment, pledge or sale of this Lease. Lessor shall also be free to perform any or all of its duties hereunder through the services of subcontractors, agents, or other independent contractors, provided, however, that Lessor shall remain primarily liable for payment of its obligations as required by this Lease. All rights of Lessor hereunder may be succeeded to by the assignee or assignees under any such assignment (herein "Assignee"). Lessees are under no obligation to pay rent to anyone except Lessor until Lessees have received written notice from Lessor of an assignment to the Assignee.

         19. NO ASSIGNMENT BY LESSEES. Lessees shall not assign this Lease or any interest herein or sublet the Aircraft or part with the possession of the same without the prior written consent of Lessor, which consent shall not be unreasonably withheld so long as Lessee is not in default hereunder. Any other purported assignment by a Lessee shall constitute a default hereunder and shall be void and without effect.

         20. QUIET ENJOYMENT. Lessor covenants and agrees that so long as Lessees are not in default under this Lease, Lessees' use of the Aircraft shall not be interrupted by Lessor or its assigns, and Lessees shall be entitled to the quiet possession, enjoyment and use of the Aircraft and the rents, revenues, profits and income therefrom during the Term in accordance with the provisions of this Agreement.

         21.       GOVERNING LAW AND DISPUTE RESOLUTION.

                  (a) The terms of this Lease shall be governed by, and construed in accordance with, the laws of the State of South Carolina.

                  (b) In the event of any claim or controversy between the parties arising out of or related to this Lease, or the breach hereof, other than claims for injuries or damage arising out of alleged negligence of any party ("Dispute"), the parties shall exercise their reasonable best efforts to resolve the Dispute through negotiation between the principals, or the parties' respective Presidents or other chief executives. Any Dispute not so resolved within 30 days shall be determined by arbitration in Columbia, South Carolina, in accordance with the rules of the American Arbitration Association ("AAA"), applicable to commercial disputes. Judgment upon the award may be entered in any court having jurisdiction thereof. If the parties shall fail to agree upon a sole arbitrator from the proposed names submitted by the AAA, the parties shall consult a second list of names to be provided by the AAA; if the parties shall fail to agree upon an arbitrator from such second list of names, the parties shall utilize a third list of names to be supplied by the AAA; and if the parties fail to agree upon an arbitrator from the third list of names from the AAA, then the AAA shall have the power to make the appointment of the arbitrator from among other members of its panel of commercial arbitrators, without the submission to the parties of additional lists.

         22. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be deemed delivered upon receipt of a facsimile transmission thereof, or three (3) days after being mailed post-paid by registered or certified mail, return receipt requested, addressed as indicated below:

If to Lessor:              W-II Investments, Inc.
                           P.O. Box 10084
                           Greenville, SC  29603
                           Facsimile:  864/250-2378
                           Attn:  Chairman

With a copy to:            Mr. Glenn W. Sturm
                           4549 Harris Trail
                           Atlanta, GA  30327
                           Facsimile:  404/264-0137

If to Lessees:             Netzee, Inc
                           6190 Powers Ferry Road, Suite 400
                           Atlanta, GA 30339
                           Facsimile: 770/200-7150
                           Attn:  Chief Financial Officer

                           The InterCept Group, Inc.
                           3150 Holcomb Bridge Road, Suite 200
                           Norcross, GA  30071
                           Facsimile:  770/242-6803
                           Attn: Chief Financial Officer

                           Nelson Mullins Riley & Scarborough, L.L.P.
                           P.O. Box 11070
                           Columbia, SC  29211
                           Facsimile:  803/256-7500
                           Attn:  Executive Director

                           Donny R. Jackson
                           6190 Powers Ferry Road, Suite 400
                           Atlanta, GA 30339
                           Facsimile: 770/200-7150

                           Glenn W. Sturm
                           4549 Harris Trail
                           Atlanta, GA 30327
                           Facsimile: 404/264-0137

                           John W. Collins
                           5025 River Lake Drive
                           Duluth, GA 30097
                           Facsimile: 770/840-2701

         23. TRUE LEASE. The parties intend that this Lease shall constitute a "true lease" for tax, accounting and all other purposes, including federal income tax purposes, and that it not be a "conditional sale" as such term is defined in Section 40102(a)(18) of the Transportation Code of 1994, or a "security interest" as defined in Section 1-201(37) of any relevant Uniform Commercial Code; that Lessor shall at all times be considered to be the owner of the Aircraft for the purpose of Chapter 441 of the Transportation Code of 1994; and that this Lease conveys to Lessees no right, title or interest in the Aircraft except as lessees.

         24. MISCELLANEOUS. This Lease shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors, legal representatives, and permitted assigns. This Lease and the other documents herein referred to constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and may not be amended, waived or modified, except in a writing signed by the party to be charged. This Lease supersedes all prior agreements or assertions with respect to the subject matter hereof, whether oral or written, and all other communications between the parties with respect to the subject matter hereof.

         25. COUNTERPARTS. This Lease may be executed in any number of counterparts and by the different parties hereto on separate counterparts, all such counterparts together to constitute one and the same instrument. The single executed original of this Lease marked "Original" shall be the Original, and all other counterparts hereof shall be duplications and marked "Duplicate". To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original.

         26. TRUTH IN LEASING. DURING THE TWELVE (12) MONTHS PRECEDING THE EXECUTION OF THIS LEASE, THE AIRCRAFT HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91. LESSEES CERTIFY THAT THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED IN COMPLIANCE WITH APPLICABLE REQUIREMENTS OF FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. DURING THE DURATION OF THIS LEASE, LESSEES SHALL BE CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT WHEN OPERATED UNDER THIS LEASE. THE UNDERSIGNED LESSEES, WHOSE ADDRESSES ARE SET FORTH IN THE "NOTICES" SECTION OF THIS LEASE, CERTIFY THAT LESSEES ARE JOINTLY RESPONSIBLE FOR SUCH CONTROL AND THAT LESSEES UNDERSTAND THEIR RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FAR PROVISIONS.

AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL AND THE PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE OR AIR CARRIER DISTRICT OFFICE.

         IN WITNESS WHEREOF, the parties have executed this Aircraft Lease Agreement as of the day and year first written above.

W-II INVESTMENTS, INC.,               NETZEE, INC.,
LESSOR                                A LESSEE


By: /s/ Glenn W. Sturm                  By: /s/ Richard S. Eiswirth, Jr.
   --------------------------------        -------------------------------------

Title: Chairman                         Title: SEVP & CFO
      -----------------------------           ----------------------------------


THE INTERCEPT GROUP, INC.,              NELSON MULLINS RILEY & SCARBOROUGH,
A LESSEE                                L.L.P, A LESSEE


By: /s/ John W. Collins                 By:
   --------------------------------        -------------------------------------
                                           A Member of the Firm
Title: CEO
      -----------------------------


DONNY R. JACKSON, A LESSEE              GLENN W. STURM, A LESSEE

/s/ Donny R. Jackson                     /s/ Glenn W. Sturm
- -----------------------------------     ----------------------------------------
Donny R. Jackson                        Glenn W. Sturm


JOHN W. COLLINS, A LESSEE

/s/ John W. Collins
- -----------------------------------

John W. Collins

                           EXHIBIT TO LEASE AGREEMENT



                             LEASE SUPPLEMENT NO. 1


         LEASE SUPPLEMENT NO. 1 under AIRCRAFT LEASE AGREEMENT dated as of March 1, 2001 (the "Lease") among W-II INVESTMENTS, INC., as lessor ("Lessor") nd NETZEE, INC., THE INTERCEPT GROUP, INC., NELSON MULLINS RILEY & SCARBOROUGH, L.L.P., DONNY R. JACKSON, GLENN W. STURM and JOHN W. COLLINS as lessees (each herein a "Lessee").

           1.     THE AIRCRAFT.

           Lessees hereby certify that the Aircraft and Equipment described in Schedule A hereto have been delivered to Lessees, inspected by Lessees, found to be in good order and condition and accepted by Lessees under the Lease, all on the date hereof.

           2.     REPRESENTATIONS BY LESSEES.

           Each Lessee hereby represents and warrants to Lessor that on the date hereof:

         (a) The representations and warranties of such Lessee set forth in the Lease and all certificates and other instruments delivered in connection therewith are true and correct in all material respects as though made on and as of the date hereof;

         (b) Such Lessee has satisfied or complied with all requirements to be satisfied or complied with by such Lessee on or prior to the date hereof as set forth in any certificate of Lessee or in the Lease; and

         (c) No event of default by such Lessee under the Lease has occurred and is continuing on the date hereof.

         3.       COUNTERPART EXECUTION.

         This Lease Supplement may be executed in any number of separate counterparts, each of which when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. The single executed original of this Lease Supplement marked "Original" shall be the Original and all other counterparts hereof shall be duplications and marked "Duplicate". To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original.

         IN WITNESS WHEREOF, the parties hereto have each duly executed or caused this Lease Supplement No. 1 to be duly executed by their respective representatives thereunto duly authorized as of this 1st day of March, 2001.


W-II INVESTMENTS, INC.,                  NETZEE, INC.,
LESSOR                                   A LESSEE


By: /s/ Glenn W. Sturm                  By: /s/ Richard S. Eiswirth, Jr.
   -----------------------------------     -------------------------------------

Title: Chairman                         Title: SEVP & CFO
      --------------------------------        ----------------------------------



THE INTERCEPT GROUP, INC.,               NELSON MULLINS RILEY & SCARBOROUGH,
A LESSEE                                 L.L.P, A LESSEE


By: /s/ John W. Collins                 By:
   -----------------------------------     -------------------------------------
                                              A Member of the Firm
Title: CEO
      --------------------------------


DONNY R. JACKSON, A LESSEE               GLENN W. STURM, A LESSEE

 /s/ Donny R. Jackson                    /s/ Glenn W. Sturm
- --------------------------------------   ---------------------------------------
Donny R. Jackson                         Glenn W. Sturm


JOHN W. COLLINS, A LESSEE


 /s/ John W. Collins
- --------------------------------------
John W. Collins

                                  SCHEDULE A TO
                             LEASE SUPPLEMENT NO. 1
            UNDER AIRCRAFT LEASE AGREEMENT DATED AS OF MARCH 1, 2001


                              AIRCRAFT DESCRIPTION


The Aircraft comprises the Airframe and the Engines described below:

AIRFRAME MAKE AND MODEL:                      1978 Cessna Citation 501


AIRFRAME SERIAL NUMBER:                       501-0289


U. S. REGISTRATION NUMBER:                    N501NZ


ENGINE MAKE AND MODEL:                        Pratt & Whitney JT15D-1A


ENGINE SERIAL NUMBERS:                        3947; 3940

Together with all attachments, accessories, appliances, additions, substitutions, instruments, avionics and other equipment pertaining to the Aircraft, all substitutions therefor and replacements thereof, and all logs, manuals and documentation relating to the Airframe or the Engine (collectively the "Equipment").

The Engines are rated greater than 750 takeoff horsepower or its equivalent.

LESSOR'S COST:                                         $1,500,000.00